INTER-CREDITOR, WAIVER AND AMENDMENT AGREEMENT

This INTER-CREDITOR, WAIVER AND AMENDMENT AGREEMENT (the “Agreement”) is made and effective as of May 22, 2007, by and among QPC Lasers, Inc., a Nevada corporation (the “Company”), each holder of the Company’s 10% Secured Convertible Debentures due April 16, 2009 (“Existing Creditors”) and the New Creditors (as defined below) (the Existing Creditors and the New Creditors are herein collectively referred to as the “Creditors”).

RECITALS

WHEREAS, the Existing Creditors are the parties to that certain Securities Purchase Agreement, dated as of April 16, 2007 (the “April 2007 Purchase Agreement”), by and among each Existing Creditor and the Company and are the holders of those 10% Secured Convertible Debentures due April 16, 2009 (the “April 2009 Debentures”) in the aggregate principal amount of $8,198,368.27 executed by the Company in favor of Existing Creditors (the “Existing Indebtedness”), and the Existing Creditors are the beneficiaries of that certain Security Agreement, dated as of April 16, 2007 (the “April 2007 Security Agreement”), by and among the Company and the Existing Creditors;

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of May 22, 2007 (the “May 2007 Purchase Agreement”), by and among the Company and the investors signatory thereto (the “New Creditors”), the New Creditors shall purchase the Company’s 10% Secured Convertible Debentures due May 22, 2009 in the aggregate principal amount of up to $10,554,500 to be executed by the Company in favor of New Creditors (the “New Indebtedness” and together with the Existing Indebtedness, the “Indebtedness”);

WHEREAS, the New Indebtedness will be secured by all assets of the Company pursuant to a Security Agreement, dated as of May 22, 2007, by and among the Company and the New Creditors;

WHEREAS, the Existing Creditors wish to consent to the transactions pursuant to the May 2007 Purchase Agreement and the Transaction Documents (as defined in the May 2007 Purchase Agreement) (the May 2007 Purchase Agreement and the Transaction Documents, as such documents may be amended from time to time, collectively, the “May 2007 Documents”) and wish to amend certain provisions in the April 2007 Purchase Agreement and the Transaction Documents (as defined in the April 2007 Purchase Agreement) (the April 2007 Purchase Agreement and the Transaction Documents, as such documents may be amended from time to time, collectively, the “April 2007 Documents”);

WHEREAS, the New Indebtedness and the Existing Indebtedness will be secured by all assets of the Company on a pari passu basis;

WHEREAS, the Creditors wish to memorialize their agreements concerning their respective rights, duties and obligations to one another with respect to the security interests granted under the Indebtedness.

NOW, THEREFORE, in consideration of the mutual covenants herein, their respective performances and benefits pertaining to the Indebtedness, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Consents and Waivers regarding the Transactions Contemplated by the May 2007 Documents.

1.1	Each Existing Creditor hereby consents to the transactions contemplated by the May 2007 Documents.
1.2
Solely in connection with the transactions contemplated by the May 2007 Documents, each Existing Creditor hereby waives its rights under Section 4(e) and Section 5 of the April 2007 Purchase Agreement.

1.3
Solely in connection with the transactions contemplated by the May 2007 Documents, each Existing Creditor hereby waives the covenants set forth in Sections 5(e)(i), 5(e)(ii), 5(e)(vii) and 5(g), any and all Events of Default under Section 7 and the covenants set forth in Section 9 of the April 2009 Debentures.

1.4
Solely in connection with the transactions contemplated by the May 2007 Documents, each Existing Creditor hereby waives Section 4(aa) and any and all Events of Default under Section 6 of the April 2007 Security Agreement.

2.	Amendments to the April 2007 Documents.

2.1	Each Existing Creditor hereby agrees that the April 2009 Debentures are amended to as follows:
2.1.1.	The first sentence of Section 5(e) is amended to delete the term “75%” and to insert in its place the term “67%”.
2.1.2.
Section 7(c) is amended by deleting, in its entirety, the language in clause (C) of the second paragraph that immediately follows the phrase “pursuant to Section 3(b) of the Registration Rights Agreement”.

2.1.3.	The first sentence of Section 10(d) is amended and restated as follows:
“Except as otherwise expressly provided herein, the Debentures and any provision hereof may be amended only by a written instrument signed by the Company and the Holders of 67% in principal amount of the then outstanding Debentures.”
2.2	Each Existing Creditor hereby agrees that the April 2007 Security Agreement is amended as follows:
2.2.1.	The preamble is amended by inserting, immediately following the second WHEREAS clause, the following:
“WHEREAS, this Agreement is subject to that certain Inter-Creditor, Waiver and Amendment Agreement, dated as of May 22, 2007, by and among the Company, the buyers signatory to that certain Securities Purchase Agreement, dated as of May 22, 2007, between the Company and such buyers, and the Secured Parties.”
2.2.2.	The last sentence of Section 19(c) is amended and restated as follows
“No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtor and the Secured Parties holding 67% in principal amount of the then outstanding Debentures or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.”

2.3
Each Existing Creditor wishes to include the New Creditors on equal terms with the Existing Creditors and to include the New Creditor’s Conversion Shares, Interest Payment Shares and Warrant Shares (as defined in the May 2007 Documents) on equal terms with the Registrable Securities in the Registration Rights Agreement (as defined in the April 2007 Purchase Agreement) and hereby agrees that such Registration Rights Agreement is amended as follows:

2.3.1	The definition of “May 2007 Documents” is inserted following the term “Filing Deadline” in Section 1 as follows:
““MAY 2007 DOCUMENTS” means the Securities Purchase Agreement, dated as of May 22, 2007, by and among the Company and the buyers signatory thereto (the “MAY 2007 PURCHASE AGREEMENT”) and the Transaction Documents (as defined in the May 2007 Purchase Agreement), as such documents may be amended from time to time.”
2.3.2	The definition of “Buyer” in Section 1 is amended by inserting at the end of such definition as follows:
“and the buyers identified on the signature pages of the Registration Rights Agreement, dated as of May 22, 2007, by and among the Company and the buyers signatory thereto and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.”
2.3.3
The definition of “Registrable Securities” in Section 1 is amended (i) by inserting at the beginning of clause (b) of such definition the phrase “commencing on the date immediately following the effectiveness of the initial Registration Statement filed hereunder,” and (ii) by inserting at the end of such definition as follows:

“and (f) in connection with May 2007 Documents (i) the Conversion Shares issued or issuable upon full conversion of the Debenture (as defined in the May 2007 Purchase Agreement) or otherwise pursuant to the Debenture (as defined in the May 2007 Purchase Agreement) for which such Registration is being effected (including, without limitation, any shares issued or issuable as “Payment Shares” or otherwise pursuant to the May 2007 Purchase Agreement, and (ii) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, and (iii) any other shares of common stock issued pursuant to the terms of the May 2007 Documents, and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, and (v) commencing on the day immediately following the effectiveness of the initial Registration Statement filed hereunder, any Warrant Shares issued or issuable upon exercise of or otherwise pursuant to the Warrant(s) (as defined in the May 2007 Documents).”
2.3.4	The first sentence of Section 10 is amended and restated as follows:

“Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Buyers who hold a majority interest of the Registrable Securities.”

2.3.5
Section 3(b) is amended (i) by deleting, in its entirety, the language in the second sentence of such Section 3(b) that immediately follows the parenthetical “(subject to an SEC Share Reduction, if applicable)” and (ii) by deleting in its entirety the third sentence of such Section 3(b).

2.4	Each Existing Creditor hereby agrees that the Warrants (as defined in the April 2007 Purchase Agreement) are amended by inserting, after Section 15, a new Section as follows:
“16. Amendments.

Except as otherwise expressly provided herein, the Warrants and any provision hereof may be amended only by a written instrument signed by the Company and the Holders of 67% in interest of the then outstanding Warrants.”

3.	Ranking.

3.1
The Indebtedness shall rank in the following order of priority: any sums secured or owed to the Existing Creditors or the New Creditors, pari passu and pro rata in proportion to such Creditor’s outstanding principal amount of Indebtedness at any given time that a determination needs to be made of pro rata holdings. For clarity, as of the date of this Agreement, the pro rata holdings of the Existing Creditors (collectively) are $8,198,368.27 in principal amount and the pro rata holdings of the New Creditors (collectively) are $10,554,500 in principal amount.

3.2
If an Event of Default (as defined under any Indebtedness) occurs and any Creditor hereto receives payment from the Company not in compliance with this Agreement, the other parties hereto shall be immediately notified and such payment shall be shared with all of the other Creditors in proportion to their respective pro rata holdings as set forth above.

3.3
If an Event of Default occurs and any Creditor hereto collects proceeds pursuant to its rights under any Indebtedness, the other parties shall be immediately notified and such payment shall be shared with all of the other Creditors as set forth above.

3.4
Notwithstanding any other provision in this Agreement, adjustments shall be made between the Creditors from time to time to reflect the fact that any contingent obligation taken into account as an obligation under the Indebtedness becomes satisfied or incapable of maturing into an actual obligation.

3.5	The New Creditors are hereby authorized to file a UCC-1 with the Secretary of States of Nevada, naming the New Creditors as secured parties and the Company as the debtor.

3.6
Notwithstanding anything to the contrary contained in the April 2007 Purchase Agreement or the May 2007 Purchase Agreement or any document executed in connection with the New Indebtedness or the Existing Indebtedness and irrespective of: (i) the time, order or method of attachment or perfection of the security interests created in favor of Existing Creditors and the New Creditors, (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any collateral; (iii) anything contained in any filing or agreement to which any Creditor now or hereafter may be a party; and (iv) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, each Creditor acknowledges that (x) all other Creditors have a valid security interest in the Collateral and (y) the security interests of the Creditors in any Collateral pursuant to any outstanding Indebtedness shall be pari passu with each other.

3.7	Each Creditor agrees not to commence any action or proceeding concerning the Indebtedness or the Collateral without providing at least one business day’s notice to all Creditors.

4.
Indemnification by Existing Creditors. Each Existing Creditor, severally and not jointly with the other Existing Creditors, shall indemnify, defend, and hold harmless each New Creditor against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable professional and attorneys’ fees, including those arising from settlement negotiations, that such New Creditor shall incur or suffer, which arise, result from, or relate to a breach of, or failure by such Existing Creditor to perform under this Agreement.

5.
Indemnification by New Creditors. Each New Creditor, severally and not jointly with the other New Creditors, shall indemnify, defend, and hold harmless each Existing Creditor against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable professional and attorneys’ fees, including those arising from settlement negotiations, that such Existing Creditor shall incur or suffer, which arise, result from, or relate to a breach of, or failure by such New Creditor to perform under this Agreement.

6.	Miscellaneous.

6.1 Assignment. The rights and obligations of the Creditors under this Agreement may be assigned to or assumed to a transferee of the Debentures (as defined in the April 2007 Purchase Agreement and as defined in the May 2007 Purchase Agreement), as applicable.

6.2 Binding Effect. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, and successors.

6.3 Parties in Interest. Except as expressly provided in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right to subrogation or action over against any party to this Agreement.

6.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties.

6.5 Amendment. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties.

6.6 Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

6.7 Notices. Notices given under this Agreement shall be delivered as set forth in the Purchase Agreement.

6.8 Governing Law and Venue. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York, and any action or proceeding, including arbitration, brought by any party in which this Agreement is a subject, shall be brought in New York County, New York.

6.9 Effect of Headings. The headings of the Sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

6.10 Invalidity. Any provision of this Agreement which is invalid, void, or illegal, shall not affect, impair, or invalidate any other provision of this Agreement, and such other provisions of this Agreement shall remain in full force and effect.

6.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. In lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original.

6.12 Number and Gender. When required by the context of this Agreement, each number (singular and plural) shall include all numbers, and each gender shall include all genders.

6.13 Further Assurances. Each party to this Agreement agrees to execute further instruments as may be necessary or desirable to carry out this Agreement, provided the party requesting such further action shall bear all related costs and expenses.

6.14 Professional Fees and Costs. If any legal or equitable action, arbitration, or other proceeding, whether on the merits or on motion, are brought or undertaken, or an attorney retained, to enforce this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, then the successful or prevailing party or parties in such undertaking (or the party that would prevail if an action were brought) shall be entitled to recover reasonable attorney's fees and other professional fees and other costs incurred in such action, proceeding, or discussions, in addition to any other relief to which such party may be entitled. The parties intend this provision to be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses.

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[SIGNATURE PAGE TO QPC INTERCREDITOR,
WAIVER AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Creditors as of the day and year first written above.

COMPANY:

QPC LASERS, INC.

_________________________
By:
Title:

Address for Notice:

_________________________

_________________________

Facsimile Number: __________________

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE TO QPC INTERCREDITOR,
WAIVER AND AMENDMENT AGREEMENT]

EXISTING CREDITOR:

Print Name of Existing Creditor:________________________________

By:_____________________________________________________
Name:
Title:

Address for Notice:

_________________________

_________________________

Facsimile Number: __________________

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE TO QPC INTERCREDITOR,
WAIVER AND AMENDMENT AGREEMENT]

NEW CREDITOR:

Print Name of New Creditor:________________________________

By:___________________________________________________
Name:
Title:

Address for Notice:

_________________________

_________________________

Facsimile Number: __________________